ATTACHMENT 2

HEMOTECH(TM)        PATENTED MANUFACTURING PROCESS
                    ESTABLISHED IN 1990 AT TTUHSC

A. HEMOGLOBIN PURIFICATION AND CHEMICAL MODIFICATION

   BOVINE RBCS        EXTRACTION    PURIFICATION OF HEMOGLOBIN FROM:     INTRA- AND INTER     FINAL FORMULATION
      FROM                OF        PROTEINS, LIPIDS, PATHOGENS, ETC.        MOLECULAR           AND STORAGE
CONTROLLED SOURCE     HEMOGLOBIN                                           CROSS-LINKING

                               [GRAPHICS OMITTED]

B. MANUFACTURING OF CROSS-LINKERS AND SURFACE MODIFIERS

             o OPEN RING ATP (oATP)
             o OPEN RING ADENOSINE (oADO)          [GRAPHIC OMITTED]
             o REDUCED GLUTATHIONE (GHS)

          C. QC/QA                                             D. QC/QA
          --------                                             --------
Physico-Chemical-Biochemical                          Biological-Pharmacological

      [GRAPHIC OMITTED]                                    [GRAPHIC OMITTED]